Exhibit 3.47
CHANGE OF REGISTERED AGENT
DOMESTIC STOCK OR NON-STOCK CORPORATIONS
Office of the Secretary of the State
30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 / Rev. 05/01/2002

See reverse for instructions
Space For Office Use Only	Filing Fee:	$25.00 Stock
$ 10.00 Nonstock

1.	NAME OF CORPORATION: MAGENTA RESEARCH LTD.
State ID #:0578838

2.	APPOINTMENT OF NEW REGISTERED AGENT: (Please select only one A or B)

	Print or type name of new agent:	Business address: (P.O. Box is unacceptable)
A. Individual’s Name:

Residence address: (P.O. Box is unacceptable)

B	Business Entity:	Address: (P.O. Box is unacceptable)

	Corporation Service Company	50 Weston Street
Hartford, CT 06120-1537
Acceptance of appointment
/s/ Andrew W. Prete

Signature of agent
3. EXECUTION:
Dated this 27th day of July, 2006

Andrew W. Prete	Assistant Secretary
Print or type name of signatory	Capacity of signatory	Signature

CERTIFICATE OF INCORPORATION
STOCK CORPORATION
Office of the Secretary of the State
30 Trinity Street / P. O. Box 150470 / Hartford, CT 06115-04 / new 1-97

Space For Official Use Only

FILING #0001786836 PG 01 OF 02- VOL B-00163
FILED 12/24/1997 08:30 AM PAGE 00487
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

1.	NAME OF CORPORATION
MAGENTA RESEARCH Ltd.

2.	TOTAL NUMBER OF AUTHORIZED SHARES:
Twenty Thousand (20,000) Shares of Common Stock
     If the corporation has more than one class of shares, it must designate each class and the number of shares authorized within each class below.

CLASS	NUMBER OF SHARES PER CLASS
There shall be one class of stock only.

3.	TERMS, LIMITATIONS, RELATIVE RIGHTS AND PREFERENCES OF EACH CLASS OF SHARES AND SERIES THEREOF PURSUANT TO CONN. GEN. STAT. STAT. SECTION 33-665
     The terms, limitations, relative rights and preferences shall be as provided by law.

4.	Purpose: The corporation may engage in any and all lawful businesses.

5.	Duration: The corporation shall have perpetual existence

6.	REGISTERED OFFICE:
The street address of the corporation’s initial registered office is:
115 Long Meadow Hill Road
Brookfield, CT 06804

CERTIFICATE OF INCORPORATION

Space For Official Use Only

FILING #0001786836 PG 02 OF 02 VOL B-00163
FILED 12/24/1997 08:30 AM PAGE 00488
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

7.	APPOINTMENT OF REGISTERED AGENT

Print or type name of agent:	Agent’s Business/registered office address
Jeffrey B. Trattner	27 Mill Plain Road
Danbury Connecticut 06811

Agent’s Residence address:
52 Ridge Road, C.I.
New Fairfield, Connecticut 06812

Acceptance of Appointment
/s/ Jeffrey B. Trattner

Signature of agent

8.	OTHER PROVISIONS:
None.

9. EXECUTIONS
Dated this 23rd day of December 1997.
Certificate must be signed by each incorporator

PRINT OR TYPE NAME OF	SIGNATURES	COMPLETE ADDRESS(ES)
INCORPORATOR(S)

Jeffrey B. Trattner	P.O. Box 2298, 27 Mill Plain Road Danbury, CT 06813-2298

CERTIFICATE OF INCORPORATION
STOCK CORPORATION
Office of the Secretary of the State
30 Trinity Street / P. O. Box 150470 / Hartford, CT 06115-04 / new 1-97

Space For Official Use Only

FILING #0001786836 PG 01 OF 02- VOL B-00163
FILED 12/24/1997 08:30 AM PAGE 00487
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

1.	NAME OF CORPORATION
MAGENTA RESEARCH Ltd.

2.	TOTAL NUMBER OF AUTHORIZED SHARES:
Twenty Thousand (20,000) Shares of Common Stock
     If the corporation has more than one class of shares, it must designate each class and the number of shares authorized within each class below.

CLASS	NUMBER OF SHARES PER CLASS
There shall be one class of stock only.

3.	TERMS, LIMITATIONS, RELATIVE RIGHTS AND PREFERENCES OF EACH CLASS OF SHARES AND SERIES THEREOF PURSUANT TO CONN. GEN. STAT. STAT. SECTION 33-665
     The terms, limitations, relative rights and preferences shall be as provided by law.

4.	Purpose: The corporation may engage in any and all lawful businesses.

5.	Duration: The corporation shall have perpetual existence

6.	REGISTERED OFFICE:
The street address of the corporation’s initial registered office is:
115 Long Meadow Hill Road
Brookfield, CT 06804

CERTIFICATE OF INCORPORATION

Space For Official Use Only

FILING #0001786836 PG 02 OF 02 VOL B-00163
FILED 12/24/1997 08:30 AM PAGE 00488
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

7. APPOINTMENT OF REGISTERED AGENT

Print or type name of agent:	Agent’s Business/registered office address
Jeffrey B. Trattner	27 Mill Plain Road
Danbury Connecticut 06811

Agent’s Residence address:
52 Ridge Road, C.I.
New Fairfield, Connecticut 06812

Acceptance of Appointment
/s/ Jeffrey B. Trattner

Signature of agent

8. OTHER PROVISIONS:
None.

9. EXECUTIONS
Dated this 23rd day of December 1997.
Certificate must be signed by each incorporator

PRINT OR TYPE NAME OF	SIGNATURE	COMPLETE ADDRESS(ES)
INCORPORATOR(S)

Jeffrey B. Trattner		P.O. Box 2298, 27 Mill Plain Road Danbury, CT 06813-2298

CERTIFICATE CHANGE OF ADDRESS
SECRETARY OF THE STATE
STATE OF CONNECTICUT
30 TRINITY STREET
P.O. BOX 150470
HARTFORD CT 06115-047

Space for office use only

1. Complete Business Name:
MAGENTA RESEARCH LTD.

2. Principal Office Address of Business (P.O. box is unacceptable — complete address required)
934B FEDERAL ROAD, BROOKFIELD, CT 06804

3. Mailing Address of Business (P.O. Box is acceptable — complete address required)
934B FEDERAL ROAD, BROOKFIELD, CT 06804

4. EXECUTION
Dated this 6th day of March 1998

Keith Y. Mortensen	President	/s/ Keith Y. Mortensen

Print or type name of signatory	Capacity of signatory	Signature

SECRETARY OF THE STATE
ORGANIZATION & FIRST REPORT
(Stock Corporation)
Office of the Secretary of the State
30 Trinity Street / P.O. Box 150470 / Hartford CT 06115-0470
1.	Name of Corporation

MAGENTA RESEARCH LTD.

2.	Date of Organization Meeting

MARCH 6, 1998

3.	Address of Principal Office in Connecticut (if none so state) 934B FEDERAL RD. BROOKFIELD CT 06804

4.	OFFICERS: (No Post Office Addresses)

NAME	TITLE	RESIDENCE ADDRESS	BUSINESS ADDRESS
KEITH Y. MORTENSEN	PRES	115 LONG MEADOW HILL ROAD, BROOKFIELD CT 06804	934B FEDERAL RD. BROOKFIELD CT 06804
NOREEN M. KERN	EXEC VP/SEC	115 LONG MEADOW HILL ROAD, BROOKFIELD CT 06804	934B FEDERAL RD. BROOKFIELD CT 06804
5.	DIRECTORS: (No Post Office Addresses)

NAME	RESIDENCE ADDRESS	BUSINESS ADDRESS
KEITH Y. MORTENSEN	115 LONG MEADOW HILL ROAD, BROOKFIELD CT 06804	984B FEDERAL RD. BROOKFIELD CT 06804
NOREEN M. KERN	115 LONG MEADOW HILL ROAD, BROOKFIELD CT 06804	934B FEDERAL RD. BROOKFIELD CT 06804
6. EXECUTION
DATED THIS 6TH DAY MARCH 1998

KEITH Y. MORTNESEN	/s/ KEITH Y. MORTNESEN	President
Typed Name	Officer’s Signature	Title

FOR OFFICIAL USE ONLY

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